Exhibit 99.1

Energous Corporation Reports First Quarter 2018 Financial Results

SAN JOSE, CA – May 1, 2018 – Energous Corporation (NASDAQ: WATT), the developer of WattUp®, a revolutionary wire-free, over-the-air, power-at-a-distance charging technology, today announced financial results for the first quarter ended March 31, 2018 and provided an update on its operational progress.

Recent Highlights

•	Received FCC certification for Near Field wireless charging transmitter operating in the 900MHz band

•	Received first international Near Field certifications from the European Union and other countries. Combined with the recent FCC certification, represents a total of 38 countries in 5 regions that are now certified for Energous Near Field wireless charging transmitter and receiver technology

•	Sampled high-efficiency GaAs and GaN chipsets supporting high-power Near Field charging solutions with foreign object detection and coexistence capabilities

•	Expanded presence in the medical devices market by shipping pre-production quantities of chipsets to a new customer in April

•	Increased patent count to 135 (94 patents/41 allowed applications as of May 1, 2018)

•	Demonstrated WattUp technology at TCB Council workshop, attended by international regulatory test labs and regulators

First Quarter Highlights

•	Completed $40 million at-the-market equity offering

•	Booked a $50,000 order for engineering services, and completed the first milestone for revenue of $25,000

Energous Corporation Reports First Quarter 2018 Financial Results

•	Shipped pre-production quantities of chipsets and evaluation kits to top tier customers in the hearable, hearing aid and wearables markets in preparation for anticipated customer product ramps in 2018

•	Appointed Robert Griffin as chairman of the board

•	Expanded the board with the addition of Dr. Nick Alexopoulos and Carol Lindstrom

•	Demonstrated latest WattUp technology at Mobile World Congress 2018 and at the AirFuel Wireless Power Conference and Developers Forum

“Energous continues to drive toward commercialization, having received orders for pre-production products, while continuing to work with a large roster of consumer electronics companies to incorporate WattUp into future devices,” said Stephen R. Rizzone, president and CEO. “We have made significant progress with our partners, advances in regulatory clearances and have built a solid foundation from which to grow revenue as we execute a go-to-market plan.”

Unaudited 2018 First Quarter Financial Results

For the first quarter ending March 31, 2018, Energous recorded:

•	Revenue of $25,000

•	Operating expenses of $13.5 million (GAAP), comprised of $8.7 million in research and development, $3.3 million in general and administrative costs and $1.5 million in sales and marketing expenses

•	Net loss of $13.4 million, or a loss of $0.55 per basic and diluted share

•	Adjusted EBITDA (a non-GAAP financial measure) loss of $8.5 million

•	$44.9 million in cash and cash equivalents at the end of the first quarter, with no debt

2018 First Quarter 2018 Conference Call

Energous will host a conference call to discuss its financial results, recent progress and prospects for the future.

Energous Corporation Reports First Quarter 2018 Financial Results

When: Tuesday, May 1, 2018

Time: 1:30 p.m. PT (4:30 p.m. ET)

Phone: 888-317-6003 (domestic); 412-317-6061 (international)

Passcode: 6269170

Replay: Accessible through May 14, 2018

877-344-7529 (domestic); 412-317-0088 (international); passcode 10119110

Webcast: Accessible at Energous.com; archive available for approximately one year

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Energous presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, taxes, depreciation, amortization and stock-based compensation. The company’s definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. Energous believes that this non-GAAP financial measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the company’s internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Energous Corporation

Energous Corporation is the developer of WattUp® — an award-winning, wire-free charging technology that will transform the way consumers and industries charge and power electronic devices at home, in the office, in the car and beyond. WattUp is a revolutionary radio frequency (RF) based charging solution that delivers intelligent, scalable power via radio bands, similar to a Wi-Fi router. WattUp differs from older wireless charging systems in that it delivers contained power, at a distance, to multiple devices — thus resulting in a wire-free experience that saves users from having to remember to plug in their devices. For more information, please visit Energous.com.

Energous Corporation Reports First Quarter 2018 Financial Results

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. All statements in this release that are not based on historical fact are “forward-looking statements.” Examples of forward-looking statements include, among others, our statements about the timing of required regulatory approvals, number and timing of potential orders and customers’ product launches, and commercialization of our technology. While management bases its forward-looking statements in this release on its current expectations, the information on which those expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to develop commercially feasible technologies; receipt of necessary regulatory approvals; timing and amount of new orders and revenue recognition; dependence on our strategic relationship with Dialog; market acceptance of our technology; the extent of competition in our industry; our ability to protect our intellectual property; unplanned expenses associated with new product development; and other risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to

Energous Corporation Reports First Quarter 2018 Financial Results

publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

— Financial Tables Follow —

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	March 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$44,857,735	$12,795,254
Accounts receivable	25,000	—
Prepaid expenses and other current assets	654,289	1,026,310
Prepaid rent, current	80,784	80,784

Total current assets	45,617,808	13,902,348

Property and equipment, net	1,353,008	1,413,917
Prepaid rent, non-current	36,472	56,668
Other assets	32,512	32,512

Total assets	$47,039,800	$15,405,445

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,904,031	$2,024,690
Accrued expenses	2,182,485	1,622,025

Total current liabilities	4,086,516	3,646,715

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at March 31, 2018 and December 31, 2017; no shares issued or outstanding.	—	—
Common Stock, $0.00001 par value, 50,000,000 shares authorized at March 31, 2018 and December 31, 2017; 25,415,798 and 22,584,588 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively.	253	225
Additional paid-in capital	230,297,937	185,659,954
Accumulated deficit	(187,344,906)	(173,901,449)

Total stockholders’ equity	42,953,284	11,758,730

Total liabilities and stockholders’ equity	$47,039,800	$15,405,445

Energous Corporation Reports First Quarter 2018 Financial Results

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended March 31,
	2018	2017
Revenue:
Engineering product development	$25,000	$575,368

Total revenue	25,000	575,368
Operating expenses:
Research and development	8,721,552	8,353,184
Sales and marketing	1,472,396	1,595,452
General and administrative	3,280,215	3,102,751

Total operating expenses	13,474,163	13,051,387

Loss from operations	(13,449,163)	(12,476,019)
Other income (expense):
Loss on sales of property and equipment, net	—	(726)
Interest income	5,706	3,605

Total	5,706	2,879

Net loss	$(13,443,457)	$(12,473,140)

Basic and diluted net loss per common share	$(0.55)	$(0.61)

Weighted average shares outstanding, basic and diluted	24,536,274	20,484,987

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended March 31,
	2018	2017
Net loss (GAAP)	$(13,443,457)	$(12,473,140)
Add (subtract) the following items:
Interest income	(5,706)	(3,605)
Depreciation and amortization	299,520	326,563
Stock-based compensation	4,609,208	3,538,191

Adjusted EBITDA (non-GAAP)	$(8,540,435)	$(8,611,991)

# # #

Energous Corporation Reports First Quarter 2018 Financial Results

Energous Public Relations

PR@energous.com

408-963-0200

Investor Relations Contact:

Bishop IR

Mike Bishop

(415) 894-9633

IR@energous.com